Q3 2024 Financial Results Update November 6, 2024 Proprietary & Confidential

PROPRIETARY AND CONFIDENTIAL Q3 2024 Update Introduction

This presentation includes forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, including statements regarding the future performance of the Company or any of our businesses, our business strategy, future operations, future financial position, future revenues and earnings, our ability to achieve the objectives of our restructuring initiatives and divestitures, including our future results, projected costs, prospects, plans and objectives of management, are forward-looking statements. We generally identify forward-looking statements by using words like “anticipate,” “believe,” “continue,” “could,” “estimate,” “expect,” “forecast,” “future,” “goal,” “intend,” “may,” “plan,” “position,” “possible,” “potential,” “predict,” “project,” “should,” “target,” “will,” “would,” and similar expressions or variations thereof, or the negative thereof, but these terms are not the exclusive means of identifying such statements. Forward-looking statements are based on our current intentions, beliefs, assumptions and expectations regarding future events based on information that is currently available. Readers should realize that if underlying assumptions prove inaccurate or unknown risks or uncertainties materialize, actual results could differ materially from our expectations. Readers are, therefore, cautioned not to place undue reliance on any forward-looking statement contained herein. Any such forward-looking statement speaks only as of the date of this presentation, and, except as required by law, we do not undertake any obligation to update any forward-looking statement to reflect new information, events or circumstances. There are a number of important factors that could cause our actual results to differ materially from those indicated by such forward-looking statements, including, among others, the availability of USG funding for contracts related to procurement of our medical countermeasure ("MCM") products, including CYFENDUS® (Anthrax Vaccine Adsorbed (AVA) Adjuvanted), previously known as AV7909, BioThrax® (Anthrax Vaccine Adsorbed), and ACAM2000® (Smallpox (Vaccinia) Vaccine, Live) among others, as well as contracts related to development of medical countermeasures; the availability of government funding for our other commercialized products, including EbangaTM (ansuvimab-zykl) and BAT® (Botulism Antitoxin Heptavalent (A,B,C,D,E,F,G)-(Equine)); our ability to meet our commitments to quality and compliance in all of our manufacturing operations; our ability to negotiate additional USG procurement or follow-on contracts for our MCM products that have expired or will be expiring; the commercial availability and acceptance of over-the-counter NARCAN® (naloxone HCl) Nasal Spray; the impact of a generic and competitive marketplace on NARCAN® Nasal Spray and future NARCAN® Nasal Spray sales; our ability to perform under our contracts with the USG, including the timing of and specifications relating to deliveries; our ability to provide Bioservices (as defined below) for the development and/or manufacture of product and/or product candidates of our customers at required levels and on required timelines; the ability of our contractors and suppliers to maintain compliance with current good manufacturing practices and other regulatory obligations; our ability to negotiate further commitments related to the collaboration and deployment of capacity toward future commercial manufacturing under our existing Bioservices contracts; our ability to collect reimbursement for raw materials and payment of service fees from our Bioservices customers; the results of pending government investigations and their potential impact on our business; our ability to obtain final court approval of the proposed settlement agreement relating to the stockholder litigation, including our ability to satisfy the conditions of the proposed settlement, and the source of funds to be used to resolve the litigation, and the potential impact of the settlement agreement, if approved, on our business; our ability to comply with the operating and financial covenants required by our term loan facility under a credit agreement, dated August 30, 2024, our revolving credit facility under a credit agreement, dated September 30, 2024, and our 3.875% Senior Unsecured Notes due 2028; our ability to maintain adequate internal control over financial reporting and to prepare accurate financial statements in a timely manner; our ability to successfully manage our liquidity in order to continue as a going concern; the procurement of our product candidates by USG entities under regulatory authorities that permit government procurement of certain medical products prior to FDA marketing authorization, and corresponding procurement by government entities outside the United States; our ability to realize the expected benefits of the sale of our travel health business to Bavarian Nordic, the sale of RSDL® to SERB Pharmaceuticals and the sale of our drug product facility in Baltimore-Camden to Bora Pharmaceuticals Injectables Inc.; the impact of the organizational changes we announced in January 2023, August 2023, May 2024 and August 2024; our ability to identify and acquire companies, businesses, products or product candidates that satisfy our selection criteria; the impact of cyber security incidents, including the risks from the unauthorized access, interruption, failure or compromise of our information systems or those of our business partners, collaborators or other third parties; the success of our commercialization, marketing and manufacturing capabilities and strategy; and the accuracy of our estimates regarding future revenues, expenses, capital requirements and need for additional financing. The foregoing sets forth many, but not all, of the factors that could cause actual results to differ from our expectations in any forward-looking statement. Readers should consider this cautionary statement, as well as the risks identified in our periodic reports filed with the Securities and Exchange Commission, when evaluating our forward-looking statements. Trademarks Emergent®, BioThrax®, BaciThrax®, BAT®, Trobigard®, Anthrasil®, CNJ-016®, ACAM2000®, NARCAN®, CYFENDUS®, TEMBEXA® and any and all Emergent BioSolutions Inc. brands, products, services and feature names, logos and slogans are trademarks or registered trademarks of Emergent BioSolutions Inc. or its subsidiaries in the United States or other countries. All other brands, products, services and feature names or trademarks are the property of their respective owners, including RSDL® (Reactive Skin Decontamination Lotion), which was acquired by SERB on July 31, 2024. 3 Safe Harbor Statement/Trademarks INTRODUCTION

Agenda 4Q3 2024 Update INTRODUCTION Presenter Topic(s) Joseph C. Papa President and CEO • Multi-Year Progress Update Rich Lindahl EVP, CFO and Treasurer • Q3 2024 Financial Review • FY 2024 Guidance Joseph C. Papa President and CEO • Key Product Highlights • Future Growth Drivers • Entering Turnaround Phase • Closing Remarks Q&A

PROPRIETARY AND CONFIDENTIAL Q3 2024 Update Multi-Year Progress Update Joseph C. Papa President and Chief Executive Officer 55

6 Multi-Year Progress Update Transformation Update1 • Achieved critical stabilization milestones in Q1-Q3: entering our turnaround phase • Raising 2024 revenue and adjusted EBITDA2 guidance Successfully Achieved Objectives YTD Results; Activities Completed in Q3 Reduced net debt versus 2023 year end • Gross debt lowered $167M, or 19%; Net debt2 lowered $206M, or 27% Refinanced debt and extended maturity • New term loan $250M due 2029; satisfied prior credit facility • New ABL revolver due in 2029 provides access to $100M of additional liquidity Improved operating performance and profitability • Realization of cost-savings & financial efficiencies ($130M annualized savings) Improved net working capital • $98M reduction vs. prior quarter; $100M reduction YoY Conducted asset divestitures • $117M in completed asset sales of Camden, RSDL, Canton Facility Streamlined site network • Significant restructuring efforts; optimization/focus on Winnipeg & Lansing Continued focus on MCM and NARCAN® Nasal Spray as core business drivers • Several new MCM contract awards and orders • Continued performance in public interest and retail channels for NARCAN® Sharpened strategy on growth drivers • Mpox expanded indication FDA approval for ACAM2000® • Appointed new SVP, Head of R&D, CMO executive leader Resolved certain legal & quality legacy matters; continued to lead with integrity through quality & compliance enterprise values and actions • Received $50M in Janssen settlement • Successfully completed FDA inspection for Baltimore-Camden facility, received NAI status • Received NAI status for Baltimore-Bayview Facility • Granted preliminarily approval by the Court regarding the settlement of legacy COVID securities class action litigation Ke y Fi na nc ia l S ta bi liz at io n Pr io rit ie s 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures.

Rich Lindahl Executive Vice President, Chief Financial Officer and Treasurer Q3 2024 Update Financials 7PROPRIETARY AND CONFIDENTIAL

8 FINANCIALS Stronger Financial Position Driven By Q3 Achievements1 Key Accomplishments Positive Outcomes Streamlined Business & Completed $117M of Asset Sales • $75M for the sale of RSDL® to SERB • $35M for the sale of Baltimore-Camden facility to Bora, plus significant headcount reduction • $7M for the sale of an underutilized warehouse in Canton, MA $50M received from Janssen Settlement $98M improvement in Net Working Capital versus Q2 2024 Refinanced Debt & Extended Maturity until 2029 • Entered into $250M Term Loan with Oak Hill Advisors • Closed $100M ABL Revolver led by Wells Fargo Material Debt Reduction ($ Millions) Credit Rating Upgrades • Moody's B3 from Caa1 • S&P Global B- from CCC Removed Going Concern Qualification $868 $701 $757 $551 Gross Debt Net Debt 2023 Year End September 30, 2024 (2) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. ($167)/(19%) ($206)/(27%)

9 FINANCIALS Key Business Highlights | MCM Awards & Increased Full Year Guidance1 Year-to-Date Revenue DiversificationReceived ~$500 million in MCM contract modification awards: • $20M Biothrax® ($236M through 2033) • $30M CYFENDUS® • $100M ACAM2000® • $185M of incremental ACAM2000® & VIGIV® orders • $67M TEMBEXA® • $60M BAT® • $42M for EbangaTM Development Program Two milestone payments totaling $30M are due from Bavarian Nordic for the acceptance by the EMA and FDA of the Chikungunya license applications Revenue further diversified versus prior year with key MCM contract awards NARCAN® year-to-date volume +7% versus 2023; value proposition continues to support and drive a differentiated price point in the market 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Full-Year Guidance Improvements Q2Q2 Q3 Q3 Revenue Guidance Mid-Point Adjusted EBITDA-Guidance2 Mid-Point 50% 40% 8% 3% 39% 46% 11% 3% $160 $1,088 $1,095 $190 $773M $849M +10% YoY Commercial MCM Services C&G Raising both Revenue and Adjusted EBITDA2 Guidance for Full Year $ in Millions

Key Financial Performance Metrics Q3 2024 vs. Q3 20231 10 Total Revenues Adjusted EBITDA2 FINANCIALS ($ in millions) Q3 2023 Q3 2024 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. $270.5 $293.8 Q3 2023 Q3 2024 Q3 2023 Q3 2024 Q3 2023 Q3 2024 $19.8 $105.3$99.2 $167.4 38% 59% Total Segment Adjusted Gross Margin2 --- Total Segment Adjusted Gross Margin %2 + 9% YoY + $68M & + 2,100 bps YoY + $85M YoY

Notable Revenue Elements Q3 2024 vs. Q3 20231 11 FINANCIALS 1. All financial information incorporated within this presentation is unaudited. 2. Product sales, net are reported net of variable consideration including returns, rebates, wholesaler fees and prompt pay discounts in accordance with U.S. generally accepted accounting principles. ($ in millions) Q3 2023 Q3 2024 % Change Product sales, net (2): NARCAN® $ 142.1 $ 95.3 (33) % Anthrax MCM 32.9 11.4 (65) % Smallpox MCM 24.7 132.7 437 % Other Products 50.1 30.1 (40) % Total Product sales, net $ 249.8 $ 269.5 8 % Bioservices: Services $ 13.2 $ 13.9 5 % Leases 1.0 0.4 (60) % Total Bioservices revenues $ 14.2 $ 14.3 1 % Contracts and grants $ 6.5 $ 10.0 54 % Total revenues $ 270.5 $ 293.8 9%

Key Financial Performance Metrics Q3 2024 vs. Q3 2023 1 12 SG&A $ --- SG&A Margin %3 FINANCIALS ($ in millions) Q3 2023 Q3 2023 Q3 2023 Q3 2024 Q3 2024 Q3 2024 $15.3 $13.8 $86.0 $76.6 Total Segment Adjusted Gross Margin $2 --- Total Segment Adjusted Gross Margin %2 R&D $ $99.2 $167.4 59% 38% Q3 2023 Q3 2024 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 3. SG&A Margin is calculated as SG&A Expense divided by total revenues. 32%26%

Key Financial Performance Metrics YTD 2024 vs. YTD 20231 13 Total Revenues Adjusted EBITDA2 FINANCIALS ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. $772.7 $848.9 YTD 2023 YTD 2024 $(25.7) $162.1 YTD 2023 YTD 2024 YTD 2023 YTD 2024 YTD 2023 YTD 2024Total Segment Adjusted Gross Margin2 --- Total Segment Adjusted Gross Margin %2 $249.4 $380.8 33% 46% + 10% YoY + $131M & + 1,300 bps YoY + $188M YoY

14 FINANCIALS $ in Millions 1. All financial information incorporated within this presentation is unaudited. 2. Operating Cash Flow presented for the nine months ended September 30, 2024 and 2023. 3. Net Debt divided by Trailing Twelve Month Adjusted EBITDA 4. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. Significantly Improved Financial Metrics in Q3 1, 4 $(238) $139 Q3 2023 Q3 2024 + $377 Turned Around Operating Cash Flow Reduced Net Working Capital4 $380 $282 Q2 2024 Q3 2024 ($98) 42.8 x 3.3 x Q3 2023 Q3 2024 Much Lower Net Leverage3,4 Stronger Liquidity $70 $150 Q2 2024 Q3 2024 Cash Cash $100 Revolver Availability $12 Revolver Availability $82 $250+$168 22

FINANCIALS 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 15 2024 Full Year Revenue & Adjusted EBITDA Guidance 1,2 Increased Midpoint of 2024 Revenue and Adjusted EBITDA 2 Guidance Range FY Adjusted EBITDA2 Guidance & Midpoint FY Revenue Guidance & Midpoint March 6, 2024 May 1, 2024 August 6, 2024 November 6, 2024 $1,100 $900 $1,000 $1,000 $1,100 $1,050 $1,050 $1,125 $1,088 $1,095 $1,125 $1,065 $50 $100 $125 $175 $140 $180 $180 $200 $75 $150 $160 $190

PROPRIETARY AND CONFIDENTIAL Continued Focus on Transformation Efforts 16 ti Focus on Our Transformation Efforts

17 KEY PRODUCT HIGHLIGHTS NARCAN® Nasal Spray – Making Progress Through Increased Access and Awareness Efforts Strong Ongoing Bipartisan Support CDC reports overdose deaths decreased by 3% between May ’23-’24; Making Progress, but with 80,000+ American lives lost there is more work to do. 1 • In 2023, opioid death rates were highest among American Indian/Alaska Native and Black people, individuals aged 26 to 44, and males.2 • OSU study found frequency of layperson administered naloxone drastically increased over the study period, demonstrating the impact of take-home naloxone initiatives.3 1. Centers for Disease Control and Prevention. Provisional Drug Overdose Death Counts. https://www.cdc.gov/nchs/nvss/vsrr/drug-overdose-data.htm. Accessed September 26, 2024. 2. Source: KFF Analysis of Provisional CDC WONDER multiple causes of death files. Accessed September 26, 2024. 3. JAMA Netw Open. 2024;7(10):e2439427. doi:10.1001/jamanetworkopen.2024.39427. Accessed September 26, 2024. Key Highlights: • Public interest channel volume is up 14% YTD vs. last year • NARCAN® Nasal Spray volumes up 7% YTD • Strive to offer best-in-class NARCANDirect™ distribution network; opened new West Coast Distribution Center • Broadened OTC access via retailers, public places, businesses and workplaces • Support of ‘White House Challenge to Save Lives from Overdose’ through workplace and public safety measures • Expanding awareness and education through Ready to Rescue campaign • Donated 20,000 additional doses in October • Engaged with new stakeholders and channels to expand access; line extensions and kitting

18 KEY PRODUCT HIGHLIGHTS The world is facing an ever-growing number of public health threats; WHO declares 2024 mpox surge a ‘public health emergency of international concern’ • 16 countries on the African continent have reported mpox cases in the last six weeks. The most affected country in 2024 continues to be the Democratic Republic of the Congo, followed by Burundi.1 • Trust for America's Health’s new report entitled "Blueprint for Strengthening Public Health 2024”discussed MCMs as a crucial aspect of health security preparedness and calls for new investments in the development, production, and distribution of vaccines, therapeutics, and other essential tools needed to combat public health emergencies. Medical Countermeasures – Critical to Public Health Preparedness & Response Strong Ongoing Bipartisan Support Key Highlights: • Received ~$500 million in new MCM contract modification awards • U.S. FDA approval of ACAM2000® vaccine for expanded mpox indication • WHO EUL submission for mpox response • Donated 50,000 doses of ACAM2000® to Direct Relief • Awarded contract option for Ebanga™ Development Program • Ongoing USG and allied government discussions with stakeholders surrounding sustainment of product and preparedness capabilities   1. WHO_https://www.who.int/publications/m/item/multi-country-outbreak-of-mpox--external-situation-report-40--13-october-2024’ accessed October 30.

19 Transformation Efforts Entering Our Turnaround Phase • Continue to be a mission-driven leader in public health • Diverse revenue stream • Enable growth and seek new opportunities aligned to our internal capabilities • Elevate our business lines for today's competitive landscape • Create long-term and sustainable value for shareholders Remain committed to quality and compliance as the foundation of our mission to protect, enhance and help save lives.

20 Transformation Efforts Focus on Growth Opportunities for Core Business; New CMO Leader Supports Turnaround Efforts Product Current Markets Short-Term (by end 2025) Mid - / Long-Term (2026 & later) NARCAN® Nasal Spray - Opioid Overdose US | CAN Line extentions market expansion options ANTHRASIL® - Anthrax US | CAN CYFENDUS® - Anthrax US Market expansion evaluation PrEP indication / next gen / alt ROA Biothrax® - Anthrax US | CAN Raxibacumab® - Anthrax US | CAN | FRA | GER | POL | SGP ACAM2000® - Smallpox US | AUS | SGP | CAN Mpox indiciation (End 2024) / market expansion evaluation Other orthopox indications VIGIV® - Smallpox US | CAN Next gen TEMBEXA® - Smallpox US | CAN Market expansion evaluation Other orthopox indications BAT® - Botulism US | CAN | UKR | SGP EbangaTM - Ebola (Zaire) US Market expansion evaluation / WHO prequalification Label expansion (high viral load)

21 Transformation Efforts Well Positioned for Turnaround NARCAN® Nasal Spray continues to be in demand as crisis evolves Continued stabilization helps position EBS for the future Strong YTD results build a solid foundation for our turnaround Substantial debt reduction New MCM contract awards and orders from the U.S. Government Well positioned for success, driven by our unique focus on addressing global health threats

PROPRIETARY AND CONFIDENTIAL 22 Q&A

In this presentation, we sometimes use information derived from consolidated and segment financial information that may not be presented in our financial statements or prepared in accordance with generally accepted accounting principles in the United States (“GAAP”). Certain of these financial measures are considered not in conformity with GAAP (“non-GAAP financial measures”) under the United States Securities and Exchange Commission (“SEC”) rules. Specifically, we have referred to the following non-GAAP financial measures: • Adjusted Net Income (Loss) • Adjusted EBITDA • Total Segment Revenues • Total Segment Gross Margin • Total Segment Gross Margin % • Total Segment Adjusted Gross Margin • Total Segment Adjusted Gross Margin % • Segment Adjusted Gross Margin • Segment Adjusted Gross Margin % • Net Debt • Net Leverage Ratio • Net Working Capital We define Adjusted Net Income (Loss) , which is a non-GAAP financial measure, as net income (loss) excluding the impact of changes in fair value of financial instruments, acquisition and divestiture-related costs, severance and restructuring costs, settlement charges, net, exit and disposal costs, impairment charges, gain (loss) on sale of business, non-cash amortization charges, contingent consideration milestones, and other income (expense) items. We believe that these non-GAAP financial measures, when considered together with our GAAP financial results and GAAP financial measures, provide management and investors with an additional understanding of our business operating results, including underlying trends. We define Adjusted EBITDA, which is a non-GAAP financial measure, as consolidated net income (loss) before income tax provision (benefit), interest expense, net, depreciation, amortization of intangible assets, excluding the impact of changes in fair value of financial instruments, acquisition and divestiture-related costs, severance and restructuring costs, settlement charges, net, exit and disposal costs, impairment charges, gain (loss) on sale of business, non-cash amortization charges, contingent consideration milestones and other income (expense) items. We believe that this non-GAAP financial measure, when considered together with our GAAP financial results and GAAP financial measures, provides management and investors with a more complete understanding of our operating results, including underlying trends. In addition, EBITDA is a common alternative measure of operating performance used by many of our competitors. It is used by investors, financial analysts, rating agencies and others to value and compare the financial performance of companies in our industry, although it may be defined differently by different companies. Therefore, we also believe that this non-GAAP financial measure, considered along with corresponding GAAP financial measures, provides management and investors with additional information for comparison of our operating results with the operating results of other companies. 23 End Notes: Non-GAAP Financial Measures

24 End Notes: Non-GAAP Financial Measures (Continued) We have included the definitions of Segment Gross Margin and Segment Gross Margin %, which are GAAP financial measures, below in order to more fully define the components of certain non-GAAP financial measures presented in this presentation. We define Segment Gross Margin, as a segment's revenues, less a segment's cost of sales or services. We define Segment Gross Margin %, as Segment Gross Margin as a percentage of a segments revenues. We define Segment Adjusted Gross Margin, which is a non-GAAP financial measure as Segment Gross Margin excluding the impact of restructuring costs, changes in the fair value of financial instruments, settlement charges, net and inventory step-up provision. We define Segment Adjusted Gross Margin %, which is a non-GAAP financial measure, as Segment Adjusted Gross Margin as a percentage of a segment's revenues. We define Total Segment Revenues, which is a non-GAAP financial measure, as our Total Revenues, less contracts and grants revenue, which is also equal to the sum of the revenues of our reportable operating segments. We define Total Segment Gross Margin, which is a non-GAAP financial measure, as Total Segment Revenues less our aggregate cost of sales or services. We define Total Segment Gross Margin %, which is a non-GAAP financial measure, as Total Segment Gross Margin as a percentage of Total Segment Revenues. We define Total Segment Adjusted Gross Margin, which is a non-GAAP financial measure, as Total Segment Gross Margin, excluding the impact of restructuring costs, settlement charges, net, changes in the fair value of financial instruments and inventory step-up provision. We define Total Segment Adjusted Gross Margin %, which is a non-GAAP financial measure, as Total Segment Adjusted Gross Margin as a percentage of Total Segment Revenues. We define Net Debt, which is a non-GAAP financial measure, as our total debt less our cash and cash equivalents. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay its debts. We define Net Leverage Ratio, which is a non-GAAP financial measure, as our Net Debt divided by our Trailing Twelve Month Adjusted EBITDA. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's current borrowing capabilities. We define Net Working Capital, which is a non-GAAP financial measure, as the difference between our current assets, excluding cash and cash equivalents and our current liabilities, excluding debt, current portion. We believe this non-GAAP financial measure, when considered together with our GAAP financial results, provides management and investors with an additional understanding of the Company's ability to pay it's current obligations. Non-GAAP financial measures are not defined in the same manner by all companies and may not be comparable with other similarly titled measures of other companies. The determination of the amounts that are excluded from these non-GAAP financial measures are a matter of management judgment and depend upon, among other factors, the nature of the underlying expense or income amounts. Because non-GAAP financial measures exclude the effect of items that will increase or decrease the Company’s reported results of operations, management strongly encourages investors to review the Company’s consolidated financial statements and publicly filed reports in their entirety. For additional information on the non-GAAP financial measures noted here, please refer to the reconciliation tables provide in the Appendix to this presentation as well as the associated press release which can be found on the Company’s website at www.emergentbiosolutions.com.

25 Appendix 25PROPRIETARY AND CONFIDENTIAL

2024 Forecast – Updated as of 11/6/2024 26 1. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. 2. Other Commercial products, which includes Vivotif® and Vaxchora®, which were sold to Bavarian Nordic as part of our travel health business in May 2023, are not included in the 2024 forecast. 3. Services revenue forecast includes $50.0 million related to the Settlement Agreement with Janssen and excludes revenues related to the Baltimore-Camden Facility after August 20, 2024. METRIC ($ in millions) Updated Range (as of 11/6/2024) Previous Range (as of 08/06/2024) Previous Range (as of 05/01/2024) Previous Range (as of 03/06/2024) Total revenues $1,065 - $1,125 $1,050 - $1,125 $1,000 - $1,100 $900 - $1,100 Net loss $(203) - $(183) $(314) - $(274) $(148) - $(98) $(183) - $(133) Adjusted net loss (1) $(50) - $(30) $(115) - $(75) $(65) - $(15) $(130) - $(80) Adjusted EBITDA (1) $180 - $200 $140 - $180 $125 - $175 $50 - $100 Total segment adjusted gross margin % (1) 43% - 45% 42% - 45% 44% - 47% 40% - 45% Segment Level Revenue (2) Commercial Products $420 - $430 $450 - $480 $460 - $500 $460 - $500 MCM Products $510 - $550 $455 - $490 $440 - $490 $340 - $490 Services(3) $105 - $110 $120 - $130 $70 - $80 $70 - $80 Key Assumptions ($ and shares in millions) Updated Range (as of 11/6/2024) Interest expense ~$75 R&D ~7% of Revenue Weighted avg. fully diluted share count ~53 Capex ~$25 Depreciation & amortization ~$109 APPENDIX

27 Product Portfolio | Key Product Details Product FDA Approved Production Contract Terms 2024 Award Current Markets 2024 FY Revenue Forecast ($M) NARCAN® Nasal Spray - Opioid Overdose 3rd party In-Year Procurment US | CAN $420 - $430 ANTHRASIL® - Anthrax Winnipeg In-Year Procurment US | CAN $510 - $550 CYFENDUS® - Anthrax Lansing 10 Yr thru 2026* US Biothrax® - Anthrax Lansing 5 Yr Base + 5 Extension thru 2033* US | CAN Raxibacumab® - Anthrax N/A N/A US | CAN | FRA | GER | POL | SGP ACAM2000® - Smallpox Canton / Rockville 10 Yr thru 2029* US | AUS | SGP | CAN VIGIV® - Smallpox Winnipeg 10 Yr thru 2029* US | CAN TEMBEXA® - Smallpox 3rd party 10 Yr thru 2029* US | CAN BAT® - Botulism Winnipeg 10 YR thru 2029* US | CAN | UKR | SGP EbangaTM - Ebola (Zaire) R&D Development US APPENDIX

Streamlining Toward a Leaner Site Network, While Maintaining Capabilities to Meet/Exceed All Customer and Product Demand 28 APPENDIX

Key Financial Performance Metrics Q3 2024 vs. Q3 2023 1 29 SG&A $ --- SG&A Margin %2 APPENDIX ($ in millions) 1. All financial information incorporated within this presentation is unaudited. 2. SG&A Margin is calculated as SG&A Expense divided by total revenues. Q3 2023 Q3 2023 Q3 2023 Q3 2023 Q3 2024 Q3 2024 Q3 2024 Q3 2024 $15.3 $13.8 $86.0 $76.6 32% 26% Cost of Commercial Product Sales Cost of MCM Product Sales Cost of Bioservices R&D $ Q3 2024 Q3 2023 $60.0 $47.2 $72.5 $54.0 $44.3 $21.4 Q3 2023 Q3 2024

Segment Reporting Q3 2024 vs. Q3 20231 30 Revenue Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Revenue APPENDIX ($ in millions) COMMERCIAL PRODUCTS SEGMENT MCM PRODUCTS SEGMENT 1. All financial information incorporated within this presentation is unaudited. 2. See "End Notes: Non-GAAP Financial Measures" and "Appendix" for the definitions of non-GAAP terms and reconciliations to the most directly comparable GAAP financial measures. $142.1 $95.3 Q3 2023 $82.1 $48.1 Q3 2023 Q3 2023 Q3 2023 Q3 2024 Q3 2024 Q3 2024 $107.7 $174.2 Q3 2024 58% 50% 36% Segment Adjusted Gross Margin 2 --- Segment Adjusted Gross Margin % 2 Revenue SERVICES SEGMENT $14.2 $14.3 Q3 2023 Q3 2023 Q3 2024 Q3 2024 (155)% (49)% $39.1 $126.3 36% 73% $(22.0) $(7.0) Q3 2023 Q3 2024

Reconciliation of Net Income (Loss) to Adjusted Net Income (Loss) - Q3 2024 vs. Q3 2023 31 APPENDIX (unaudited, $ in millions) Three Months Ended September 30, 2024 2023 Source Net income (loss) $ 114.8 $ (263.4) Adjustments: Non-cash amortization charges $ 9.7 $ 21.9 Amortization of intangible assets (IA), Other Income Changes in fair value of financial instruments (1.1) (1.1) Cost of MCM Products and Other Income (Expense) Impairments — 218.2 Impairment of long-lived assets and goodwill Severance and restructuring costs 6.3 20.6 Cost of MCM Products, Cost of Services, SG&A and R&D Inventory step-up provision 1.2 — Cost of MCM Products Loss (gain) on sale of business (64.3) 0.7 Other Income (Expense) Settlement charges, net 10.0 — Cost of Services and SG&A Contingent consideration milestones (30.0) — Other Income (Expense) Other expense (income), net items 6.7 — Other Income (Expense) Tax effect 22.9 (53.1) Total adjustments: $ (38.6) $ 207.2 Adjusted net income (loss) $ 76.2 $ (56.2)

Reconciliation of Net Loss to Adjusted Net Loss – YTD 2024 vs. YTD 2023 APPENDIX (unaudited, $ in millions) Nine Months Ended September 30, 2024 2023 Source Net loss $ (159.3) $ (711.0) Adjustments: Non-cash amortization charges $ 54.0 $ 65.0 Amortization of intangible assets (IA), Other Income Changes in fair value of financial instruments (0.5) (0.4) Cost of MCM Products and Other Income (Expense) Impairments 27.2 524.9 Impairment of long-lived assets and goodwill Severance and restructuring costs 22.9 34.5 Cost of MCM Products, Cost of Services, SG&A and R&D Inventory step-up provision 1.2 1.9 Cost of MCM Products Acquisition and divestiture costs — 2.8 SG&A Exit and disposal costs 13.3 6.1 R&D Loss (gain) on sale of business (24.3) (74.2) Other Income (Expense) Settlement charges, net 120.2 — Cost of Services and SG&A Contingent consideration milestones (30.0) — Other Income (Expense) Other expense (income), net items 9.8 — Other Income (Expense) Tax effect (49.2) (122.6) Total adjustments: $ 144.6 $ 438.0 Adjusted net income (loss) $ (14.7) $ (273.0) 32

Reconciliation of Net Income (Loss) to Adjusted EBITDA - Q3 2024 vs. Q3 2023 33 APPENDIX (unaudited, $ in millions) Three Months Ended September 30, 2024 2023 Net income (loss) $ 114.8 $ (263.4) Adjustments: Depreciation & amortization $ 26.4 $ 27.9 Income taxes 27.6 (2.5) Total interest expense, net 7.7 19.4 Impairments — 218.2 Inventory step-up provision 1.2 — Changes in fair value of financial instruments (1.1) (1.1) Severance and restructuring costs 6.3 20.6 Loss (gain) on sale of business (64.3) 0.7 Settlement charges, net 10.0 — Contingent consideration milestones (30.0) — Other expense (income), net items 6.7 — Total adjustments $ (9.5) $ 283.2 Adjusted EBITDA $ 105.3 $ 19.8

Reconciliation of Net Loss to Adjusted EBITDA – YTD 2024 vs. YTD 2023 APPENDIX (unaudited, $ in millions) Nine Months Ended September 30, 2024 2023 Net loss $ (159.3) $ (711.0) Adjustments: Depreciation & amortization $ 82.8 $ 95.5 Income taxes 44.0 34.3 Total interest expense, net 54.8 59.9 Impairments 27.2 524.9 Inventory step-up provision 1.2 1.9 Changes in fair value of financial instruments (0.5) (0.4) Severance and restructuring costs 22.9 34.5 Exit and disposal costs 13.3 6.1 Acquisition and divestiture costs — 2.8 Loss (gain) on sale of business (24.3) (74.2) Settlement charges, net 120.2 — Contingent consideration milestones (30.0) — Other expense (income), net items 9.8 — Total adjustments $ 321.4 $ 685.3 Adjusted EBITDA $ 162.1 $ (25.7) 34

Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % - Q3 2024 vs. Q3 2023 35 APPENDIX Three Months Ended September 30, 2024 (unaudited, in millions) Commercial Products MCM Products Services Total Segment Contracts & Grants Total Revenues Revenues $ 95.3 $ 174.2 $ 14.3 $ 283.8 $ 10.0 $ 293.8 Cost of sales or services 47.2 54.0 21.4 122.6 Gross margin $ 48.1 $ 120.2 $ (7.1) $ 161.2 Gross margin % 50% 69% (50) % 57 % Add back: Inventory step-up provision — 1.2 — 1.2 Restructuring costs — 4.9 0.1 5.0 Adjusted gross margin $ 48.1 $ 126.3 $ (7.0) $ 167.4 Adjusted gross margin % (1) 50% 73% (49) % 59 % Three Months Ended September 30, 2023 (unaudited, in millions) Commercial Products MCM Products Services Total Segment Contracts & Grants Total Revenues Revenues $ 142.1 $ 107.7 $ 14.2 $ 264.0 $ 6.5 $ 270.5 Cost of sales or services 60.0 72.5 44.3 176.8 Gross margin $ 82.1 $ 35.2 $ (30.1) $ 87.2 Gross margin % 58% 33% (212) % 33 % Add back: Changes in fair value of contingent consideration $ — $ (1.1) $ — $ (1.1) Restructuring costs — 5.0 8.1 13.1 Adjusted gross margin $ 82.1 $ 39.1 $ (22.0) $ 99.2 Adjusted gross margin % 58% 36% (155) % 38%

Reconciliations of Total Revenues to Total Segment Revenues and of Segment and Total Segment Gross Margin and Gross Margin % to Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % – YTD 2024 vs. YTD 2023 36 APPENDIX Nine Months Ended September 30, 2024 (unaudited, in millions) Commercial Products MCM Products Services Total Segment Contracts & Grants Total Revenues Revenues $ 333.8 $ 393.0 $ 97.5 $ 824.3 $ 24.6 $ 848.9 Cost of sales or services 152.7 147.3 263.3 563.3 Gross margin $ 181.1 $ 245.7 $ (165.8) $ 261.0 Gross margin % 54% 63% (170) % 32 % Add back: Changes in fair value of financial instruments $ — $ 0.6 $ — $ 0.6 Inventory step-up provision — 1.2 — 1.2 Settlement charges, net — — 110.2 110.2 Restructuring costs — 7.5 0.3 7.8 Adjusted gross margin $ 181.1 $ 255.0 $ (55.3) $ 380.8 Adjusted gross margin %(1) 54% 65% (57) % 46% (1) Total Segment results for the nine months ended September 30, 2024 includes $50.0 million attributable to the Settlement Agreement with Janssen. The revenue and cost of services is related to raw materials purchased for the Janssen Agreement which Janssen had not reimbursed. Excluding the impacts of the Settlement Agreement, Total Segment Adjusted Gross Margin % would have been 3% higher for the nine months ended September 30, 2024. Nine Months Ended September 30, 2023 (unaudited, in millions) Commercial Products MCM Products Services Total Segment Contracts & Grants Total Revenues Revenues $ 386.2 $ 309.2 $ 57.7 $ 753.1 $ 19.6 $ 772.7 Cost of sales or services 160.2 208.4 151.7 520.3 Gross margin $ 226.0 $ 100.8 $ (94.0) $ 232.8 Gross margin % 59% 33% (163) % 31 % Add back: Changes in fair value of contingent consideration $ — $ (0.4) $ — $ (0.4) Inventory step-up provision — 1.9 — 1.9 Restructuring costs — 7.0 8.1 15.1 Adjusted gross margin $ 226.0 $ 109.3 $ (85.9) $ 249.4 Adjusted gross margin % 59% 35% (149) % 33%

Reconciliation of Total Debt to Net Debt1 and Leverage Ratio to Net Leverage Ratio 37 APPENDIX (unaudited, $ in millions) As of As of As of September 30, 2024 September 30, 2023 December 31, 2023 Total debt $ 700.8 $ 866.3 $ 868.4 Less: Cash and cash equivalents 149.9 87.8 111.7 Net debt $ 550.9 $ 778.5 $ 756.7 Trailing twelve months ended Trailing twelve months ended September 30, 2024 September 30, 2023 Net loss Nine months ended September 30, 2024 and 2023 $ (159.3) $ (711.0) Plus: Year ended Decemeber 31, 2023 and 2022 (760.5) (211.6) Less: Nine months ended September 30, 2023 and 2022 (711.0) (144.6) Twelve months ended September 30, 2024 and 2023 $ (208.8) $ (778.0) Trailing twelve month adjustments: Depreciation & amortization 112.4 131.1 Income taxes 39.0 39.9 Total interest expense, net 75.8 70.6 Impairments 27.2 531.6 Inventory step-up provision 3.2 53.3 Changes in fair value of financial instruments 0.1 (0.2) Severance and restructuring costs 21.8 34.5 Exit and disposal costs 19.7 6.1 Acquisition and divestiture costs 1.9 3.5 Loss (gain) on sale of business (24.3) (74.2) Settlement charges, net 120.2 — Contingent consideration milestones (30.0) — Other expense (income), net items 7.3 — Total adjustments $ 374.3 $ 796.2 Trailing twelve month adjusted EBITDA $ 165.5 $ 18.2 Net Leverage Ratio 3.3 $ 42.8 1. Debt amount indicated on the Company’s balance sheet is net of unamortized debt issuance costs of $38.2M as of September 30, 2024, $4.5M as of September 30, 2023 and $1.6M as of June 30, 2024.

Reconciliation of Working Capital to Net Working Capital 38 APPENDIX (unaudited, $ in millions) As of As of As of September 30, 2024 June 30, 2024 September 30, 2023 Working Capital $ 431.5 $ 34.8 $ 56.8 Less: Cash and cash equivalents 149.9 69.7 87.8 Add: Debt, current portion1 0.8 415.2 413.6 Net working capital $ 282.4 $ 380.3 $ 382.6 1.Debt, current portion indicated on the Company’s balance sheet is net of no current unamortized debt issuance costs of as of September 30, 2024, $1.5 million current unamortized debt issuance costs as of June 30, 2024 and $9.4 million unamortized debt issuance costs as of September 30, 2023.

Reconciliation of Net Loss to Adjusted Net Loss – FY 2024 Forecast 39 APPENDIX ($ in millions) 2024 Full Year Forecast Source Net loss $(203) - $(183) Adjustments: Non-cash amortization charges $65 Amortization of intangible assets and Other Income (Expense) Changes in fair value of financial instruments (1) Other Income (Expense) Impairments 27 Impairment of long-lived assets Severance and restructuring costs 23 Cost of MCM Products, Cost of Services, SG&A and R&D Inventory step-up provision 1 Cost of MCM Products Exit and disposal costs 13 R&D Loss (gain) on sale of business (24) Other Income (Expense) Settlement charges, net 120 Cost of Services and SG&A Contingent consideration milestones (30) Other Income (Expense) Other expense (income), net items 10 Other Income (Expense) Tax effect (51) Total adjustments: $153 Adjusted net loss $(50) - $(30)

Reconciliation of Net Loss to Adjusted EBITDA – FY 2024 Forecast 40 APPENDIX ($ in millions) 2024 Full Year Forecast Net loss $(203) - $(183) Adjustments: Depreciation & amortization $109 Income taxes 60 Total interest expense, net 75 Impairments 27 Inventory step-up provision 1 Changes in fair value of financial instruments (1) Severance and restructuring costs 23 Exit and disposal costs 13 Loss (gain) on sale of business (24) Settlement charges, net 120 Contingent consideration milestones (30) Other expense (income), net items 10 Total adjustments $383 Adjusted EBITDA $180 - $200

Reconciliations of Forecasted Total Revenues to Forecasted Total Segment Revenues and of Forecasted Segment and Total Segment Gross Margin and Gross Margin % to Forecasted Segment and Total Segment Adjusted Gross Margin and Adjusted Gross Margin % - FY 2024 Forecast 41 APPENDIX (in millions) 2024 Full Year Forecast Total revenues $1,065 - $1,125 Contracts & Grants (30) - (35) Total segment revenues $1,035 - $1,090 Cost of sales or services $710 - $719 Total segment gross margin $325 - $371 Total segment gross margin % 31% - 34% Add back: Changes in fair value of financial instruments $1 Inventory step-up provision 1 Settlement charges, net 110 Restructuring costs 8 Total segment adjusted gross margin $445 - $491 Total segment adjusted gross margin % 43% - 45%

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